THE GROWTH FUND OF AMERICA, INC.
                                   Part B
o
                       Statement of Additional Information
                                NOVEMBER 1, 1998
                           as amended August 1, 1999

 This document is not a prospectus but should be read in conjunction with the current Prospectus of The Growth Fund of America, Inc. (the fund or GFA) dated November 1, 1998. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                        THE GROWTH FUND OF AMERICA,  INC.
                             ATTENTION:  SECRETARY
                           ONE MARKET, STEUART TOWER
                                 P.O. BOX 7650
                            SAN FRANCISCO, CA  94120
                           TELEPHONE:  (415) 421-9360

 Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                                 Table of Contents

     Item                                                              Page No.
CERTAIN INVESTMENT LIMITATIONS                                         2
 DESCRIPTION OF CERTAIN SECURITIES                                     2
FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS                       5
 FUND ORGANIZATION                                                     6
FUND OFFICERS AND DIRECTORS                                            7
MANAGEMENT                                                             10
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                             13
PURCHASE OF SHARES                                                     16
SELLING SHARES                                                         22
SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES                            23
 EXECUTION OF PORTFOLIO TRANSACTIONS                                   26
GENERAL INFORMATION                                                    26
INVESTMENT RESULTS AND RELATED STATISTICS                              28
DESCRIPTION OF BOND RATINGS                                            33
FINANCIAL STATEMENTS                                               ATTACHED



                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

 The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


OBJECTIVE

- Under normal market conditions, the fund will invest at least 65% of its assets in securities of companies that appear to offer superior opportunities for growth of capital.

DEBT SECURITIES

- The fund may invest up to 10% of its assets in straight debt securities rated Ba and BB or below or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES

- The fund may invest up to 10% of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Composite Index



                       DESCRIPTION OF CERTAIN SECURITIES

 The descriptions below are intended to supplement the material in the prospectus under the "Risk/Return Summary" and "Investment Objective, Strategies and Risks."

 EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and greater potential for loss, particularly in the case of smaller capitalization stocks.

 INVESTING IN SMALLER CAPITALIZATION STOCKS - The fund may invest from time to time in the stocks of smaller companies (typically companies with market capitalizations of less than $1.2 billion at the time of purchase). Capital Research and Management Company believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings thus creating a greater chance of loss than securities of larger capitalization companies.

 DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

 The fund may invest up to 10% of its assets in debt securities rate Ba and BB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality. These securities are commonly known as "high-yield, high-risk" or "junk" bonds and may have characteristics similar to the equity securities eligible for purchase by the fund. Certain risk factors relating to investing in below investment grade securities ("high-yield, high-risk bonds") are discussed below.

 SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be sensitive to adverse economic changes and political and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds and the fund's net asset value. From time to time legislation has been proposed that would limit the use of high-yield, high-risk bonds in certain instances. The impact that such legislation if enacted, could have on the market for such bonds cannot be predicted.

 PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the fund's assets. If the fund experiences unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the fund's rate of return.

 LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

 OTHER SECURITIES - The fund may also invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yield of non-convertible referred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

 Bonds, preferred stocks, and other securities may sometimes by converted into shares of common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

 INVESTING IN VARIOUS COUNTRIES - The fund may invest up to 10% of its assets in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index. Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things: currency controls, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

 The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may only invest in securities of issuers in developing countries to a limited extent.

 Additional costs could be incurred in connection with the fund's investment activities outside the U.S. The fund may purchase and sell currencies to facilitate transactions in securities denominated in currencies other than the US. dollar. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

 RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. All such securities whose principal trading market is in the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

 U.S. GOVERNMENT SECURITIES - Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

 Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, and Federal Intermediate Credit Banks.

 CASH AND CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit (interest bearing time deposits), and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association and savings bank obligations (E.G., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature at the time of purchase, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature at the time of purchase, or that may be redeemed, in one year or less.

 CURRENCY TRANSACTIONS - Although the fund has no current intention to do so (at least during the next 12 months) the fund has the ability to hold a portion of its assets in U.S. dollars and other currencies and to enter into certain currency contracts (on either a spot or forward basis) in connection with investing in non-U.S. dollar denominated securities including foreign currency exchange and forward currency contracts. A foreign exchange contract is used to facilitate settlement of trades. For example, the fund might purchase a currency or enter into a foreign exchange contract to preserve the U.S. dollar
price of securities it has contracted to purchase.    A forward currency
contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The fund will segregate liquid assets which will be marked to market daily to meet its forward commitments to the extent required by the Securities and Exchange Commission.

 Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

 WARRANTS AND RIGHTS - In addition, the fund may purchase warrants, which are usually issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. The fund may also invest in rights to purchase common stocks. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price. Rights generally expire in less than four weeks.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

 The fund has adopted certain fundamental policies and investment restrictions which cannot be changed without shareholder approval. Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting, or the vote of more than 50% of the outstanding voting securities, whichever is less.

The fund may not:

 1. Purchase the securities of any issuer, except the U.S. Government or any subdivision thereof, if upon such purchase more than 5% of the value of its total assets would consist of securities of such issuer.

 2. Purchase the securities of companies in a particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if thereafter 25% or more of the value of its total assets would consist of securities issued by companies in that industry.

 3. Purchase more than 10% of the voting or non-voting securities of any one issuer.

 4. Invest more than 15% of the value of its assets in securities that are illiquid.

 5. Purchase securities on margin.

 6. Purchase any real estate unless necessary for office space for the fund or for the protection of investments already made.

 7. Make loans to anyone (the purchase of a portion of an issue of bonds, debentures or other securities, whether or not on the original issue of such securities, is not to be considered the making of a loan).

 8. Sell securities or property short or permit any of its officers, directors or any of its affiliated persons to take short positions on shares of the fund.

 9. Purchase the securities of a company which has an officer or director who is an officer or director of the fund, or an officer or director of its investment adviser, if, to the knowledge of the fund, one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company and in the aggregate more than 5% of the outstanding securities of such company.

 10. Borrow more than an amount equal to 5% of the value of its total assets, determined immediately after the time of the borrowing, and then only from banks, as a temporary measure for extraordinary or emergency purposes.

 11. Invest in the securities of other managed investment companies.

 12. Invest in the securities of any issuer for the purpose of exercising control or management.

 13. Deal in commodities or commodity contracts.

 14. Act as underwriter of securities issued by other persons.

 For purposes of Investment Restriction #4, the fund will not invest more than 15% of its net assets in illiquid securities. Notwithstanding Investment Restriction #11, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission. Furthermore, Investment Restriction #13 does not prevent the fund from engaging in transactions involving forward currency contracts.

FUND ORGANIZATION

 The fund is an open-end, diversified management investment company. It was organized as a Delaware corporation in 1958 and reorganized as a Maryland Corporation on September 22, 1983.

 All fund operations are supervised by the fund's board of directors. The board meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.



                           FUND OFFICERS AND DIRECTORS
                      DIRECTORS AND DIRECTOR COMPENSATION


NAME,              POSITION         PRINCIPAL           AGGREGATE            TOTAL                  TOTAL
ADDRESS AND        WITH             OCCUPATION(S)       COMPENSATION         COMPENSATION           NUMBER
AGE                REGISTRANT       DURING PAST         (INCLUDING           (INCLUDING             OF FUND
                                    5 YEARS             VOLUNTARILY          VOLUNTARILY            BOARDS
                                                        DEFERRED             DEFERRED               ON WHICH
                                                        COMPENSATION/        COMPENSATION/1/)       DIRECTOR
                                                        1/)                  FROM ALL FUNDS         SERVES/3/
                                                        FROM THE FUND        MANAGED BY
                                                        DURING FISCAL        CAPITAL RESEARCH
                                                        YEAR ENDED           AND
                                                        8/31/98              MANAGEMENT
                                                                             COMPANY OR ITS
                                                                             AFFILIATES/2/
                                                                             FOR THE YEAR
                                                                             ENDED 8/31/98

Guilford C.        Director         Associate           $9,700               $34,800                2
Babcock                             Professor of
Age:  67                            Finance,
1500 Park                           School of
Place                               Business
San Marino,                         Administration, University
CA  91108                           of Southern
                                    California

Robert A.          Director         President and       $18,000/4/           $105,817/4/            6
Fox                                 Chief
Age: 61                             Executive
P.O. Box                            Officer,
457                                 Foster Farms
1000 Davis
Street
Livingston,
CA 95334

Roberta L.         Director         Consultant;         $17,967              $67,717                4
Hazard                              Rear Admiral,
Age: 63                             United States
1419 Audmar                         Navy
Drive                               (Retired)
McLean, VA
22101

Leonade D.         Director         Former              $17,700/4/           $99,967/4/             6
Jones                               Treasurer,
Age: 50                             The
1536 Los                            Washington
Montes                              Post Company
Drive
Burlingame,
CA 94010

John G.            Director         The IBJ             $21,683/4/           $168,700/4/            8
McDonald                            Professor of
Age: 61                             Finance,
Graduate                            Graduate
School of                           School of
Business                            Business,
Stanford                            Stanford
University                          University
Stanford,
CA 94305

Gail L.            Director         President,          $10,200              $66,800                5
Neale                               The Lovejoy
Age:  63                            Consulting
The Lovejoy                         Group, Inc.;
Consulting                          former
Group, Inc.                         Executive
154                                 Vice
Prospect                            President,
Parkway                             Salzburg
Burlington,                         Seminar
VT  05401

+James W.          Director         Senior              None/5/              None /5/               8
Ratzlaff                            Partner, The
Age: 62                             Capital Group
333 South                           Partners L.P.
Hope Street
Los
Angeles, CA
90071

Henry E.           Director         President,          $20,883/4/           $82,133/4/             5
Riggs                               Keck Graduate
Age: 63                             Institute of
Keck                                Applied Life
Graduate                            Sciences;
Institute                           former
of                                  President and
Applied                             Professor of
Life                                Engineering,
Science                             Harvey Mudd
1263 North                          College
Dartmouth
Claremont,
CA 91711

+James F.          Director         President and       None/5/              None/5/                3
Rothenberg                          Director,
Age:  52                            Capital
333 South                           Research and
Hope Street                         Management
Los                                 Company
Angeles, CA
90071

Patricia K.        Director         Private             $21,183              $103,050               6
Woolf                               investor;
Age: 64                             Lecturer,
506 Quaker                          Department of
Road                                Molecular
Princeton,                          Biology,
NJ 08540                            Princeton
                                    University;
                                    Corporate
                                    Director


+ "Interested persons" of the fund within the meaning of the Investment Company Act of 1940 (the 1940 Act) on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company or the parent company of the Investment Adviser, The Capital Group Companies, Inc.


/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the director.

 /2/ Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

/3/ Includes funds managed by Capital Research and Management Company and affiliates.

/4/ Since the plan's adoption, the total amounts of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors are as follows: Robert A. Fox ($143,465), Leonade D. Jones ($61,174) John G. McDonald ($91,936) and Henry E. Riggs ($106,225). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/5/ James W. Ratzlaff and James F. Rothenberg are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.


                                    OFFICERS

NAME AND ADDRESS           AGE     POSITION(S)      PRINCIPAL OCCUPATION(S)
                                   HELD WITH        DURING PAST 5 YEARS
                                   REGISTRANT

James E. Drasdo            53       President       Senior Vice President and
333 South Hope Street                               Director, Capital
Los Angeles, CA 90071                               Research and Management
                                                    Company

Gordon Crawford            51      Senior Vice      Senior Vice President and
333 South Hope Street              President        Director, Capital
Los Angeles, CA  90071                              Research and Management
                                                    Company

Paul G. Haaga, Jr.         49      Senior Vice      Executive Vice President
333 South Hope Street              President        and Director, Capital
Los Angeles, CA 90071                               Research and Management
                                                    Company

Donald D. O'Neal           38      Senior Vice      Vice President, Capital
P.O. Box 7650                      President        Research and Management
San Francisco, CA                                   Company
94120

Richard M. Beleson         44      Vice             Senior Vice President and
P.O. Box 7650                      President        Director
San Francisco, CA
94120

Michael T. Kerr            39      Vice             Executive Vice President
333 South Hope Street              President        and Research Director,
Los Angeles, CA 90071                               Capital Research and
                                                    Management Company

Julie F. Williams          50      Secretary        Vice President - Fund
333 South Hope Street                               Business Management
Los Angeles, CA  90071                              Group, Capital Research
                                                    and Management Company

Sheryl F. Johnson          30      Treasurer        Vice President - Fund
5300 Robin Hood Road                                Business Management
Norfolk, VA  23513                                  Group, Capital Research
                                                    and Management Company

Robert P. Simmer           37      Assistant        Vice President - Fund
5300 Robin Hood Road               Treasurer        Business Management
Norfolk, VA  23513                                  Group, Capital Research
                                                    and Management Company


 All of the directors and officers are also officers and/or directors and/or trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser. No compensation is paid by the fund to any officer or director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $14,000 per annum to directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended, plus $500 for each meeting attended as a member of a committee of the Board of Directors. The directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the unaffiliated directors. As of October 1, 1998 the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares.

                                   MANAGEMENT

 INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South College Boulevard, Brea, Ca 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for managing more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

 INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser, dated January 1, 1994, and approved by the shareholders on December 14, 1993, was amended by the Board of Directors effective on November 1, 1997. The Agreement shall be in effect until the close of business on August 31, 1999 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in said Act).

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, as well as general purpose accounting forms, supplies, and postage to be used at the offices of the fund relating to the services furnished by the Investment Adviser. The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of designing, printing and mailing reports, prospectuses, proxy statements, and notices to shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

 Capital Research and Management Company receives a management fee at the annual rates of 0.50% on the first $1 billion of the fund's net assets, 0.40% on net assets in excess of $1 billion but not exceeding $2 billion, 0.37% on net assets in excess of $2 billion but not exceeding $3 billion, 0.35% on net assets in excess of $3 billion but not exceeding $5 billion, 0.33% on net assets in excess of $5 billion but not exceeding $8 billion, 0.315% on net assets in excess of $8 billion but not exceeding $13 billion, 0.30% on net assets in excess of $13 billion but not exceeding $21 billion and 0.29% on net assets in excess of $21 billion.

 The Agreement provides that the Investment Adviser shall reduce the fee payable by the fund the amount, if any, by which the total expenses of the fund for any fiscal year (excluding interest, taxes and extraordinary expenses) exceed 1.5% of the first $30 million of average net assets of the fund for such fiscal year, plus 1% of such average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

 For the fiscal years ended August 31, 1998, 1997, and 1996, the Investment Adviser received advisory fees of $45,511,000, $36,531,000, and $30,625,000, respectively.

 PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended August 31, 1998 amounted to $6,615,000 after allowance of $32,726,000 to dealers. During the fiscal years ended 1997 and 1996, the Principal Underwriter received $4,855,000 and $7,465,000, after allowance of $24,257,000 and $38,496,000 to dealers, respectively.

 As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested" persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

 Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or a community foundation).

 Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fiscal year ended August 31, 1998, the fund paid $31,284,000 under the Plan as compensation to dealers. As of August 31, 1998, accrued and unpaid distribution expenses were $7,048,000.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank may no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 The fund intends to meet all the requirements, and has elected the tax status of a "regulated investment company," under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income, it will be taxed only on that portion of such investment company taxable income that it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid excise tax liability.

 The amount of any realized gain or loss on closing out a futures contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Futures contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Currency transactions that are not subject to Section 1256 of the Code may be subject to Section 988 of the Code, in which case the 60%/40% long-term/short-term capital gain or loss rule of Section 1256 would not apply. Rather, each Section 988 foreign currency gain or loss would generally be computed separately and treated as ordinary income or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

 If the fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (PFIC), the fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on either the fund or its shareholders in respect of deferred taxes arising from such distributions or gains. If the fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above.

 The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

 Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

 Corporate shareholders of the fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gain distributions) paid by the fund to the extent that the fund's income is derived from dividends (which if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the fund's investment income. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Not more than 50% of the total assets of the fund are expected to consist of securities of foreign issuers. Therefore, the fund will not be eligible to elect to "pass through" foreign tax credits to shareholders and, to the extent the fund does pay foreign withholding or other foreign taxes on investments in foreign securities, shareholders will not be able to deduct their pro rata share of such taxes in computing their taxable income and will not be able to take their share of such taxes as a credit against their U.S. income taxes.

 Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a foreign shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

 As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on assets held more than one year is 20%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for the year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

                               PURCHASE OF SHARES

METHOD           INITIAL INVESTMENT          ADDITIONAL INVESTMENTS

                 See "Investment             $50 minimum (except where a
                 Minimums and Fund           lower minimum is noted under
                 Numbers" for initial        "Investment Minimums and Fund
                 investment minimums.        Numbers").

By               Visit any investment        Mail directly to your
contacting       dealer who is               investment dealer's address
your             registered in the state     printed on your account
investment       where the purchase is       statement.
dealer           made and who has a
                 sales agreement with
                 American Funds
                 Distributors.

By mail          Make your check payable     Fill out the account additions
                 to the fund and mail to     form at the bottom of a recent
                 the address indicated       account statement, make your
                 on the account              check payable to the fund,
                 application.  Please        write your account number on
                 indicate an investment      your check, and mail the check
                 dealer on the account       and form in the envelope
                 application.                provided with your account
                                             statement.

By telephone     Please contact your         Complete the "Investments by
                 investment dealer to        Phone" section on the account
                 open account, then          application or American
                 follow the procedures       FundsLink Authorization Form.
                 for additional              Once you establish the
                 investments.                privilege, you, your financial
                                             advisor or any person with your
                                             account information can call
                                             American FundsLine(r) and make
                                             investments by telephone
                                             (subject to conditions noted in
                                             "Telephone and Computer
                                             Purchases, Redemptions and
                                             Exchanges" below).

By computer      Please contact your         Complete the American FundsLink
                 investment dealer to        Authorization Form.  Once you
                 open account, then          establish the privilege, you,
                 follow the procedures       your financial advisor or any
                 for additional              person with your account
                 investments.                information may access American
                                             FundsLine OnLine(r) on the
                                             Internet and make investments
                                             by computer (subject to
                                             conditions noted in "Telephone
                                             and Computer Purchases,
                                             Redemptions and Exchanges"
                                             below).

By wire          Call 800/421-0180 to        Your bank should wire your
                 obtain your account         additional investments in the
                 number(s), if               same manner as described under
                 necessary.  Please          "Initial Investment."
                 indicate an investment
                 dealer on the account.
                 Instruct your bank to
                 wire funds to:
                 Wells Fargo Bank
                 155 Fifth Street
                 Sixth Floor
                 San Francisco, CA 94106
                 (ABA #121000248)
                 For credit to the
                 account of:
                 American Funds Service
                 Company
                 a/c #4600-076178
                 (fund name)
                 (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO
REJECT ANY PURCHASE ORDER.


 INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):

FUND                                                 MINIMUM         FUND
                                                     INITIAL         NUMBER
                                                     INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(r)                                        $1,000          02

American Balanced Fund(r)                            500             11

American Mutual Fund(r)                              250             03

Capital Income Builder(r)                            1,000           12

Capital World Growth and Income Fund(sm)             1,000           33

EuroPacific Growth Fund(r)                           250             16

Fundamental Investors(sm)                            250             10

The Growth Fund of America(r)                        1,000           05

The Income Fund of America(r)                        1,000           06

The Investment Company of America(r)                 250             04

The New Economy Fund(r)                              1,000           14

New Perspective Fund(r)                              250             07

New World Fund (SM)                                  1,000+          36

SMALLCAP World Fund(r)                               1,000           35

Washington Mutual Investors Fund(sm)                 250             01

BOND FUNDS

American High-Income Municipal Bond Fund(r)          1,000           40

American High-Income Trust(sm)                       1,000           21

The Bond Fund of America(sm)                         1,000           08

Capital World Bond Fund(r)                           1,000           31

Intermediate Bond Fund of America(sm)                1,000           23

Limited Term Tax-Exempt Bond Fund of                 1,000           43
America(sm)

The Tax-Exempt Bond Fund of America(r)               1,000           19

The Tax-Exempt Fund of California(r)*                1,000           20

The Tax-Exempt Fund of Maryland(r)*                  1,000           24

The Tax-Exempt Fund of Virginia(r)*                  1,000           25

U.S. Government Securities Fund(sm)                  1,000           22

MONEY MARKET FUNDS

The Cash Management Trust of America(r)              2,500           09

The Tax-Exempt Money Fund of America(sm)             2,500           39

The U.S. Treasury Money Fund of America(sm)          2,500           49

___________
*Available only in certain states.
+Effective September 15, 1999.

 For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

 SALES CHARGES - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE                    SALES CHARGE AS                DEALER
AT THE OFFERING PRICE                 PERCENTAGE OF THE:                CONCESSION
                                                                  AS PERCENTAGE
                                                                  OF THE
                                                                  OFFERING
                                                                  PRICE

                                      NET AMOUNT     OFFERING
                                      INVESTED       PRICE

STOCK AND STOCK/BOND
FUNDS

Less than $50,000                     6.10%          5.75%        5.00%

$50,000 but less than $100,000        4.71           4.50         3.75

BOND FUNDS

Less than $25,000                     4.99           4.75         4.00

$25,000 but less than $50,000         4.71           4.50         3.75

$50,000 but less than $100,000        4.17           4.00         3.25

STOCK, STOCK/BOND, AND BOND
FUNDS

$100,000 but less than                3.63           3.50         2.75
$250,000

$250,000 but less than                2.56           2.50         2.00
$500,000

$500,000 but less than                2.04           2.00         1.60
$1,000,000

$1,000,000 or more                    none           none         (see below)


 PURCHASES NOT SUBJECT TO SALES CHARGES - Investment of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A contingent deferred sales charge may be imposed on certain redemptions by these accounts made within one year of purchases. Investments by retirement plans, foundations or endowments with $50 million or more in assets made by made with no sales charge and are not subject to a contingent deferred sales charge.

 In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:

 (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

 (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;

 (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

 (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

 (5) insurance company separate accounts;

 (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

 (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

 DEALER COMMISSIONS - Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million.

 OTHER COMPENSATION TO DEALERS - American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

 Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

 REDUCING YOUR SALES CHARGE - You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

 STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to use the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will pay to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid by the close of the period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) and any individual investments in American Legacy products (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the statement. During the statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy products are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the statement of intention, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

 AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

 CONCURRENT PURCHASES -- You may combine purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

 RIGHT OF ACCUMULATION -- You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be
aggregated, or when making a gift to an individual or charity.   When
determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy products (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder). Direct purchases of the money market funds are excluded.

 PRICE OF SHARES - Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate the prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

 The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the normal close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

 All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined, as follows:

 1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

 Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

 Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

 Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board; The fair value of all other assets is added to the value of securities at the total assets;

 2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

 3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's directors.

                                 SELLING SHARES

 Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. You may sell (redeem) shares in your account in any of the following ways:

 THROUGH YOUR DEALER (certain charges may apply)
- Shares held for you in your dealer's street name must be sold through the dealer.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY
- Requests must be signed by the registered shareholder(s).
- A signature guarantee is required if the redemption is:
-- Over $50,000;
-- Made payable to someone other than the registered shareholder(s); or -- Sent to an address that has not been used with the account for at least 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.
- Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.
- You must include any shares you wish to sell that are in certificate form.

TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(r)
- Redemptions by telephone or fax (including American FundsLine(r) and American FundsLine OnLine(r)) are limited to $50,000 per shareholder each day.
- Checks must be made payable to the registered shareholder(s).
- Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 MONEY MARKET FUNDS
- You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.
- You may establish check writing privileges (use the money market funds application).
-- If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

 Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

 You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by American Funds Service Company.

 CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

 AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

 AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

 CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(I) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, to automatically redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

 EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

 You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(r) or American FundsLine OnLine(r) (see "American FundsLine(r) and American FundsLine OnLine(r)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

 AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

 AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

 ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from American Funds Service Company. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

 AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(r) - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(r) or American FundsLine OnLine(r). To use this service, call 800/325-3590 from a TouchTonet telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(r) and American FundsLine OnLine(r) are subject to the conditions noted above and in "Shareholder Account Services and Privileges--Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

 TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone or computer (including American FundsLine(r) or American FundsLine OnLine(r)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

 SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

 REDEMPTION OF SHARES - The fund's Articles of Incorporation permits the fund to direct the Transfer Agent to redeem your shares for their then current net asset value per share if at such time you own of record, shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

 Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

 Brokerage commissions paid on portfolio transactions during the fiscal years ended August 31, 1998, 1997, and 1996, amounted to $7,217,000, $5,577,000, and
$5,390,000,  respectively.

 The fund is required to disclose information regarding investments in the securities of broker-dealers (or parents of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, American Express Credit Corp. was among the dealers that acted as principals in portfolio transactions. The fund held debt securities of American Express Credit Corp. in the amount of $46,059,000 as of the close of its most recent fiscal year.
                              GENERAL INFORMATION

 CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02101, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

 TRANSFER AGENT - American Funds Service Company, a wholly-owned subsidiary of the Investment Adviser, maintains the record of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $10,116,000 for the fiscal year ended August 31, 1998.

 INDEPENDENT AUDITORS - Deloitte & Touche LLP, located at 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents of the fund to be filed with the Securities and Exchange Commission. The financial statements incorporated in this Statement of Additional Information have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in accounting and auditing.

 SHAREHOLDER VOTING RIGHTS -- The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. Accordingly, the directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any director when requested in writing to do so by the record holders of at least 10% of the outstanding shares. Shareholders have one vote per share owned.

 REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on August 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP, whose selection is determined annually by the Board of Directors. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report shareholders should contact the Transfer Agent.

 YEAR 2000 - The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

 PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

 The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE,
REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE--AUGUST 31, 1998


Net asset value and redemption price per share
  (Net assets divided by shares outstanding)              $17.95
Maximum offering price per share
  (100/94.25 of net asset value per share
  which takes into account the fund's current
  maximum sales charge)                                   $19.05



Investment Results and Related Statistics

 The fund's yield is 0.52% based on a 30-day (or one month) period ended August 31, 1998, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[(a-b/cd+1)/6/-1]

Where: a = dividends and interest earned during the period.

  b = expenses accrued for the period (net of reimbursements).

  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

  d = the maximum offering price per share on the last day of the period.

 The fund's average annual total returns for the one, five and ten-year periods ended on August 31, 1998 were -5.98%, 11.83%, and 14.14%, respectively. The average annual total return (T) is computed by using the value at the end of the period (ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV. The fund's average annual total returns at net asset value for the one-, five- and ten-year periods ended on August 31, 1998 was -0.24%, 13.16%, and 14.82%, respectively.

 In calculating average annual total return, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

 To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year also may be computed by utilizing ending values as determined above.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

 The fund may include, in advertisements or in reports furnished to present or prospective shareholders, information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard & Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles. . The fund may also combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.

 The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

 The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


                     GFA vs. Various Unmanaged Indices


10-Year                                                        Average
Periods                                                        Savings
9/1 - 8/31         GFA           DJIA/1/        S&P 500/2/     Account/3/


1988 - 1998        +275%         +396%          +383%          + 62%

1987 - 1997        +236          +290           +267           + 64

1986 - 1996        +221          +309           +251           + 68

1985 - 1995        +309          +386           +311           + 73

1984 - 1994        +270          +359           +300           + 82

1983 - 1993        +251          +340           +303           + 93

1982 - 1992        +312          +441           +405           +1048

1981 - 1991        +328          +435           +382           +116

1980 - 1990        +269          +344           +300           +122

1979 - 1989        +445          +400           +398           +124

1978 - 1988        +358          +283           +299           +124

1977 - 1987        +735          +422           +447           +124

1976 - 1986        +600          +234           +299           +124

1975 - 1985        +521          +173           +253           +121

1974 - 1984        +579          +211           +277           +116

1973#- 1983        +464          +151           +175           +106


_________________
# From December 1, 1973

/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.


If you are considering GFA for an
Individual Retirement Account. .
Here's how much you would have if you had invested $2,000
a year on September 1
of each year in GFA over the past 3, 5 and 10 years:
3 years                  5 years               10 years
(9/1/95-8/31/98)         (9/1/93-8/31/98)      (9/1/88-8/31/98)
$7,114                   $13,911               $ 41,712

        SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                             . . . and had taken
                                             all dividends and
                                             capital gain
                                             distributions
                                             in shares, your
If you had                                   investment would
invested $10,000                             have been worth
in GFA this many                             this much at
years ago . . .                                   8/31/98
|                                            |

Number                  Periods
of Years                9/1  - 8/31          Value


1                       1997 - 1998          $9,402

2                       1996 - 1998          13,024

3                       1995 - 1998          13,142

4                       1994 - 1998          16,499

5                       1993 - 1998          17,487

6                       1992 - 1998          21,802

7                       1991 - 1998          22,865

8                       1990 - 1998          29,860

9                       1989 - 1998          26,936

10                      1988 - 1998          37,545

11                      1987 - 1998          33,519

12                      1986 - 1998          44,317

13                      1985 - 1998          57,035

14                      1984 - 1998          64,758

15                      1983 - 1998          65,213

16                      1982 - 1998          95,307

17                      1981 - 1998          103,955

18                      1980 - 1998          116,750

19                      1979 - 1998          155,866

20                      1978 - 1998          182,615

21                      1977 - 1998          297,054

22                      1976 - 1998          329,356

23                      1975 - 1998          375,870

24                      1974 - 1998          466,464

25                      1973#- 1998          390,174


__________________


#From December 1, 1973



Illustration of a $10,000 investment in GFA with dividends reinvested and capital gain distributions taken in shares (for the period December 1, 1973 through August 31, 1998)

               COST OF SHARES                                        VALUE OF SHARES

Year          Annual        Dividends        Total          From           From           From           Total
Ended         Dividends     (cumulative)     Investment     Initial        Capital Gains   Dividends      Value
August 31                                    Cost           Investment     Reinvested     Reinvested

1974#         -             -                $10,000        $ 7,874        -              -              $  7,874

1975          $  362        $   362          10,362         9,322          -              $   470        9,792

1976          283           645              10,645         10,327         -              838            11,165

1977          -             645              10,645         11,449         -              928            12,377

1978          254           899              10,899         18,364         -              1,772          20,136

1979          -             899              10,899         21,519         -              2,076          23,595

1980          307           1,206            11,206         28,318         -              3,178          31,496

1981          546           1,752            11,752         31,304         -              4,079          35,383

1982          1,673         3,425            13,425         32,507         -              6,088          38,595

1983          2,290         5,715            15,715         44,886         -              11,496         56,382

1984          1,643         7,358            17,358         43,120         $ 1,064        12,621         56,805

1985          1,249         8,607            18,607         47,370         1,744          15,379         64,493

1986          979           9,586            19,586         56,066         7,355          19,541         82,962

1987          1,354         10,940           20,940         69,339         14,360         26,031         109,730

1988          1,502         12,442           22,442         56,949         18,289         22,724         97,962

1989          1,743         14,185           24,185         75,387         28,688         32,432         136,507

1990          3,611         17,796           27,796         60,251         33,708         29,225         123,184

1991          3,208         21,004           31,004         73,295         47,920         39,600         160,815

1992          2,510         23,514           33,514         72,052         55,106         41,545         168,703

1993          1,454         24,968           34,968         88,758         68,670         52,840         210,268

1994          929           25,897           35,897         90,294         77,818         54,740         222,852

1995          1,372         27,269           37,269         108,176        104,252        67,383         279,811

1996          2,452         29,721           39,721         100,592        116,565        65,166         282,323

1997          2,019         31,740           41,740         131,682        171,693        87,748         391,123

1998          2,525         34,265           44,265         117,363        192,135        80,676         390,174


The dollar amount of capital gain distributions during the period was $134,866.

  #From December 1, 1973

EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1968 (133 in all), those funds have had better total returns than the Standard & Poor's 500 Composite Stock Index in 124 of the 133 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

                          DESCRIPTION OF BOND RATINGS

                           Corporate Debt Securities

 MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C" according to quality.

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

 Moody's supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of that generic rating category.

 STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

 Standard & Poor's applies indicators "+", no character and "-" to its rating categories. The indicators show relative standing within the major rating categories.

 Subsequent to its purchase by the fund, the rating of an issue of bonds may be changed from the rating required for its purchase, or in the case of an unrated issue of bonds, its credit quality may become equivalent to an issue of bonds ineligible for purchase by the fund. Neither event requires the elimination of such an obligation from the fund's portfolio, but Capital Research and Management Company (the Investment Adviser) will consider such an event in determining whether the fund should continue to hold such an obligation in its portfolio.


THE GROWTH FUND OF AMERICA
INVESTMENT PORTFOLIO, August 31, 1998

                                                                          Percent
                                                                           of Net
                                                                           Assets
                                                                       ----------
Largest Industry Holdings
-----------------------------
Broadcasting & Publishing                                                   23.92%
Electronic Components                                                        9.96%
Business & Public Services                                                   6.49%
Data Processing & Reproduction                                               5.03%
Financial Services                                                           4.72%
Other Industries                                                            37.92%
Cash & Equivalents                                                          11.96%

Largest Equity Holdings
-------------------------------------
Time Warner                                                                  5.45%
Fannie Mae                                                                               3.58
Viacom                                                                                   3.16
Philip Morris                                                                            3.01
Tele-Communications, TCI Group                                                           2.74
Comcast                                                                                  2.71
Tele-Communications, Liberty Media Group                                                 2.53
News Corp.                                                                               1.90
Walt Disney                                                                              1.88
Texas Instruments                                                                        1.69
                                                                                .
THE GROWTH FUND OF AMERICA
INVESTMENT PORTFOLIO, August 31, 1998



                                                                                        Market    Percent
EQUITY SECURITIES (Common & Preferred Stocks)                                            Value     of Net
                                                                           Shares        (000)     Assets
-------------------------------------                                 -----------     -------- ----------

Broadcasting & Publishing - 23.92%
Time Warner Inc.                                                         8,000,750      643,060      5.45
Viacom Inc., Class B (1)                                                 6,700,000      332,487
Viacom Inc., Class A (1)                                                   814,700       40,124      3.16
Comcast Corp., Class A, special stock                                    6,887,262      257,411
Tele-Communications, Inc., Series A,  TCI Group (1)                      9,792,299      323,146      2.74
Comcast Corp., Class A                                                   1,680,000       63,000      2.71
Tele-Communications, Inc., Series A, Liberty Media Group (1)             9,128,355      298,383      2.53
News Corp. Ltd. (ADR) (Australia)                                        5,450,000      131,140
News Corp. Ltd., preferred (ADR)                                         4,428,750       93,004      1.90
Cox Communications, Inc., Class A (1)                                    3,281,800      137,836      1.17
Tele-Communications, Inc., Series A, TCI Ventures Group (1)              7,884,862      131,086      1.11
Cablevision Systems Corp., Class A (1)                                   2,520,000       85,365       .72
USA Networks, Inc. (1)                                                   3,020,000       59,268       .50
Chris-Craft Industries, Inc. (1)                                         1,218,000       50,699       .43
E.W. Scripps Co., Class A                                                  950,000       44,828       .38
CANAL+ (France)                                                            195,100       39,447       .33
Century Communications Corp., Class A (1)                                1,505,000       34,991       .30
Jacor Communications, Inc. (1)                                             350,000       20,650       .18
Ziff-Davis Inc. (1)                                                      2,440,000       19,520       .17
Chancellor Media Corp., Class A  (1)                                       250,000        8,922       .08
BHC Communications, Inc., Class A (1)                                       62,840        7,321       .06

Electronic Components - 9.96%
Texas Instruments Inc.                                                   4,170,000      198,857      1.68
Intel Corp.                                                              2,590,000      184,376      1.56
Micron Technology, Inc. (1)                                              5,528,300      125,769      1.07
ADC Telecommunications, Inc. (1)                                         3,600,000       79,875       .68
Altera Corp. (1)                                                         2,550,000       74,268       .63
Advanced Micro Devices, Inc. (1)                                         4,778,600       63,018       .53
Linear Technology Corp.                                                  1,100,000       51,700       .44
Microchip Technology Inc. (1) (2)                                        2,675,000       48,986       .42
Quantum Corp. (1)                                                        4,125,000       47,180       .40
Seagate Technology (1)                                                   2,500,000       43,750       .37
Adaptec, Inc. (1)                                                        3,750,000       43,125       .37
National Semiconductor Corp. (1)                                         4,652,930       42,458       .36
Analog Devices, Inc. (1)                                                 2,997,933       42,158       .36
Xilinx, Inc. (1)                                                         1,000,000       30,500       .26
PMC-Sierra, Inc. (1)                                                       883,300       26,996       .23
LSI Logic Corp. (1)                                                      2,000,000       24,500       .21
Newbridge Networks Corp. (Canada) (1)                                    1,100,000       20,419       .17
SCI Systems, Inc. (1)                                                      500,000       11,469       .10
Tellabs, Inc. (1)                                                          235,000        9,929       .08
Level One Communications, Inc. (1)                                         300,000        5,231       .04

Business & Public Services - 6.49%
Cendant Corp. (1)                                                       13,800,000      159,563      1.35
America Online, Inc. (1)                                                 1,580,000      129,461      1.10
Columbia/HCA Healthcare Corp.                                            5,253,125      118,524      1.00
FDX Corp. (1)                                                            1,610,000       80,601       .68
Waste Management Inc. (New) (1)                                          1,279,775       56,470       .48
Shared Medical Systems Corp.                                               812,700       43,378       .37
Allied Waste Industries, Inc. (1)                                        2,283,000       43,377       .37
First Data Corp.                                                         1,200,000       24,825       .21
Paychex, Inc.                                                              585,000       22,230       .19
Universal Health Services, Inc., Class B (1)                               500,000       19,375       .16
Electronic Data Systems Corp.                                              530,000       17,755       .15
Ecolab Inc.                                                                500,000       13,906       .12
TeleTech Holdings, Inc. (1)                                              1,350,000       11,306       .10
Pittston Brink's Group                                                     350,000       10,981       .09
Concord EFS, Inc. (1)                                                      300,000        5,925       .05
American Disposal Services, Inc. (1)                                       150,000        4,397       .04
APAC TeleServices, Inc. (1)                                                570,000        1,781       .02
USWeb Corp. (1)                                                            100,000        1,413       .01

Data Processing & Reproduction - 5.03%
Oracle Corp. (1)                                                         7,098,500      141,526      1.20
Solectron Corp. (1)                                                      1,571,000       64,902       .55
Cisco Systems, Inc. (1)                                                    600,000       49,125       .42
PeopleSoft, Inc. (1)                                                     1,731,500       48,698       .41
Silicon Graphics, Inc. (1)                                               4,975,500       45,091       .38
International Business Machines Corp.                                      400,000       45,050       .38
Lexmark International Group, Inc., Class A (1)                             575,000       34,823       .30
Intuit Inc. (1)                                                            978,600       33,456       .28
Microsoft Corp. (1)                                                        325,000       31,180       .26
Gateway 2000, Inc. (1)                                                     300,000       14,194       .12
Ascend Communications, Inc. (1)                                            400,000       14,000       .12
Sequent Computer Systems, Inc. (1)                                       1,980,000       12,746       .11
Computer Associates International, Inc.                                    467,800       12,631       .11
Data General Corp. (1)                                                   1,520,000       11,400       .10
Compaq Computer Corp.                                                      400,000       11,175       .09
Vantive Corp. (1)                                                        1,250,000       10,156       .09
3Com Corp. (1)                                                             400,000        9,475       .08
Mentor Graphics Corp. (1)                                                  515,000        3,573       .03

Financial Services - 4.72%
Fannie Mae                                                               7,431,700      422,213      3.57
SLM Holding Corp.                                                        1,575,000       56,503       .48
Household International, Inc.                                            1,300,000       48,019       .41
Capital One Financial Corp.                                                350,000       30,625       .26

Health & Personal Care - 4.42%
Forest Laboratories, Inc. (1)                                            1,949,000       63,830       .54
Sepracor Inc. (1)                                                        1,100,000       52,388       .44
MedImmune, Inc. (1)                                                      1,064,000       51,338       .43
AB Astra, Class A (ADR) (Sweden)                                         2,600,000       41,925       .36
Boston Scientific Corp. (1)                                                600,000       41,550       .35
Warner-Lambert Co.                                                         600,000       39,150       .33
Pfizer Inc                                                                 400,000       37,200       .32
Guidant Corp.                                                              510,000       31,492       .27
Gilead Sciences, Inc. (1)                                                1,495,000       27,284       .23
Immunex Corp. (1)                                                          500,000       25,312       .21
BioChem Pharma Inc. (Canada) (1)                                         1,600,000       24,500       .21
Dura Pharmaceuticals, Inc. (1)                                           1,000,000       16,500       .14
Avon Products, Inc.                                                        250,000       15,719       .13
Pharmacia & Upjohn, Inc.                                                   290,000       12,053       .10
Guilford Pharmaceuticals, Inc. (1)                                         900,000       10,688       .09
Alza Corp. (1)                                                             250,000        9,000       .08
NeXStar Pharmaceuticals, Inc. (1) (3)                                    1,000,000        6,656
NeXStar Pharmaceuticals, Inc. (1)                                          200,000        1,331       .07
Gensia Sicor Inc. (1)                                                    1,332,202        3,663
Gensia Sicor Inc. (1) (3)                                                1,125,000        3,094
Gensia Sicor Inc., warrants, expire 2002 (1) (3)                         1,125,000            0       .06
Medtronic, Inc.                                                            130,000        6,679       .06
CliniChem Development Inc., Class A (1)                                     40,000          155       .00

Leisure & Tourism - 4.24%
Walt Disney Co.                                                          8,075,000      221,558      1.88
King World Productions, Inc. (1) (2)                                     3,674,000       77,154       .65
MGM Grand, Inc. (1)                                                      2,600,000       74,587       .63
Mirage Resorts, Inc. (1)                                                 4,200,000       62,475       .53
Carnival Corp., Class A                                                  1,800,000       51,975       .44
Harrah's Entertainment, Inc. (1)                                           900,000       12,994       .11

Beverages & Tobacco - 3.28%
Philip Morris Companies Inc.                                             8,540,000      354,944      3.01
PepsiCo, Inc.                                                            1,150,000       31,840       .27
                                                                         9,690,000
Telecommunications - 2.26%
AirTouch Communications (1)                                              2,665,700      149,946      1.27
MCI Communications Corp.                                                 1,150,000       57,500       .49
WorldCom, Inc. (1)                                                         500,000       20,468       .17
Paging Network, Inc. (1)                                                 2,300,000       16,675       .14
Crown Castle International Corp. (1)                                     2,000,000       16,250       .14
American Tower Systems Corp. Class A (1)                                   400,000        6,300       .05

Transportation: Airlines - 2.23%
Southwest Airlines Co.                                                   6,539,512      116,485       .99
AMR Corp. (1)                                                            1,720,000       93,740       .79
Delta Air Lines, Inc.                                                      515,000       52,530       .45

Chemicals - 2.01%
Monsanto Co.                                                             3,120,000      170,625      1.45
Air Products and Chemicals, Inc.                                         1,030,000       31,479       .27
A. Schulman, Inc.                                                        1,522,500       24,170       .20
International Flavors & Fragrances Inc.                                    291,200       11,284       .09

Merchandising - 2.01%
Limited Inc.                                                             2,868,000       59,869       .51
Cardinal Health, Inc., Class A                                             619,300       54,189       .46
Lowe's Companies, Inc.                                                     800,000       28,050       .24
Venator Group (1), (formerly Woolworth Corp.)                            3,000,000       27,188       .23
Circuit City Stores, Inc. - Circuit City Group                             800,000       24,700       .21
Consolidated Stores Corp. (1)                                              699,000       22,018       .18
Boise Cascade Office Products Corp. (1)                                  1,015,000       13,893       .12
Intimate Brands, Inc., Class A                                             400,000        7,400       .06

Insurance - 1.88%
EXEL Ltd. (New) Class A (1)                                              2,705,000      180,728      1.53
MGIC Investment Corp.                                                    1,000,000       41,500       .35

Electrical & Electronics - 1.32%
Telefonaktiebolaget LM Ericsson, Class B (ADR)   (Sweden)                4,000,000       85,500       .72
Nokia Corp., Class A (ADR) (Finland)                                       650,000       43,428       .37
General Instrument Corp. (1)                                             1,340,000       26,633       .23

Banking - 1.15%
Washington Mutual, Inc.                                                  1,200,000       38,400       .33
Associated Banc-Corp                                                     1,170,737       37,464       .32
PNC Bank Corp.                                                             600,000       25,800       .22
Norwest Corp.                                                              479,100       14,253       .12
Citicorp                                                                   100,000       10,813       .09
Wells Fargo & Co.                                                           30,000        8,456       .07

Energy Equipment - 1.05%
Transocean Offshore Inc.                                                 1,656,234       40,681       .35
Diamond Offshore Drilling, Inc.                                          1,665,000       34,757       .29
Schlumberger Ltd. (Netherlands Antilles)                                   650,000       28,478       .24
Baker Hughes Inc.                                                          650,000       11,863       .10
Cooper Cameron Corp. (1)                                                   407,900        8,668       .07

Energy Sources - 0.91%
TOTAL, Class B (ADR) (France)                                              550,000       26,434       .22
Talisman Energy Inc. (Canada) (1)                                        1,400,000       20,645       .18
Pogo Producing Co.                                                       1,663,200       19,854       .17
Enterprise Oil PLC (United Kingdom)                                      2,700,000       16,739       .14
Woodside Petroleum Ltd. (Australia)                                      3,500,000       15,808       .14
Oryx Energy Co. (1)                                                        600,000        7,463       .06

Electronic Instruments - 0.72%
Perkin-Elmer Corp.                                                         528,800       30,604       .26
Applied Materials, Inc. (1)                                              1,000,000       24,563       .21
Security Dynamics Technologies, Inc. (1)                                 2,035,000       19,078       .16
Waters Corp. (1)                                                           200,000       10,775       .09

Recreation & Consumer Products - 0.53%
Hasbro, Inc.                                                             2,000,000       62,625       .53

Miscellaneous Materials & Commodities - 0.37%
Sealed Air Corp. (1)                                                     1,200,000       43,200       .37

Textiles & Apparel - 0.32%
NIKE, Inc., Class B                                                        475,000       16,477       .14
Nine West Group Inc. (1)                                                   925,000       14,742       .12
Liz Claiborne Inc.                                                         250,000        7,125       .06

Food & Household Products - 0.28%
Keebler Foods Co. (1)                                                    1,300,000       33,556       .28

Transportation: Rail & Road - 0.27%
Wisconsin Central Transportation Corp. (1)                               2,524,300       31,712       .27

Machinery & Engineering - 0.24%
Thermo Electron Corp. (1)                                                1,725,000       28,031       .24

Industrial Components - 0.15%
Danaher Corp.                                                              500,000       18,125       .15

Aerospace & Military - 0.14%
Gulfstream Aerospace Corp. (1)                                             458,000       16,087       .14

Real Estate - 0.11%
Security Capital Group, Class A (1)                                          4,300        4,300
Security Capital Group Inc., Class B, warrants (1)                         124,200        2,640       .06
Catellus Development Corp. (1)                                             500,000        6,281       .05

Multi-Industry - 0.02%
U.S. Industries, Inc.                                                      150,000        2,081       .02




Other equity securities in initial period of                                            527,828      4.47
 acquisition                                                                        ---------- ----------

TOTAL EQUITY SECURITIES (cost: $7,617,297,000)                                        9,970,069     84.50
                                                                                    ---------- ----------

Bonds & Notes
-------------------------------------
U.S. Treasury Obligations - 3.54%
6.125% due 11/15/27                                                        325,000      361,003      3.06
6.375% due 8/15/27                                                          50,000       57,016       .48
                                                                                    ---------- ----------
TOTAL BONDS & NOTES (cost: $403,910,000)                                                418,019      3.54
                                                                                    ---------- ----------

                                                                        Principal
                                                                           Amount
SHORT-TERM SECURITIES                                                       (000)
                                                                         --------
Corporate Short-Term Notes - 10.10%
Emerson Electric Co. 5.47%-5.49% due 9/2-10/1/98                           122,900      122,533      1.04
Motorola Credit Corp. 5.46%-5.50% due 9/8-12/17/98                         102,300      101,441       .86
E.I. du pont de Nemours and Co. 5.48%-5.50% due 10/7-10/19/98              100,000       99,344       .84
Lucent Technologies Inc. 5.49%-5.50% due 9/17- 9/28/98                      97,700       97,361       .83
Coca-Cola Co. 5.47%-5.50% due 10/2-11/3/98                                  92,989       92,338       .78
Procter & Gamble Co. 5.47%-5.50% due 9/22-11/04/98                          69,600       69,138       .59
Xerox Corp. 5.49%-5.50% due 9/16-10/5/98                                    67,100       66,878       .57
BellSouth Telecommunications, Inc. 5.48%-5.49% due-10/8/98                  60,000       59,653       .51
Abbott Laboratories 5.47%-5.48% due 9/28-10/1/98                            59,000       58,740       .50
Shell Oil Co. 5.47%-5.48% due 9/21-10/16/98                                 57,300       57,039       .48
National Rural Utilities Cooperative Finance Corp.                          54,000       53,858       .46
5.49%-5.50% due 9/3- 10/08/98
Commercial Credit Co. 5.51%-5.52% due 9/10-10/15/98                         51,500       51,279       .43
American Express Credit Corp. 5.50% due 9/1-9/11/98                         46,100       46,059       .39
A.I. Credit Corp. 5.49%-5.50% due 9/4-10/20/98                              45,000       44,832       .38
Deere & Co. 5.51% due 10/21/98                                              41,500       41,177       .35
Ford Motor Credit Co. 5.51% due 10/6-10/8/98                                36,000       35,798       .30
Kimberly Clark 5.48%-5.50% due 9/23-10/16/98 (2)                            34,900       34,731       .29
Atlantic Richfield Co. 5.51% due 9/3/98 (2)                                 31,000       30,986       .26
General Electric Capital Corp. 5.53% due 9/4/98                             30,000       29,982       .25

                                                                                    ---------- ----------
                                                                                      1,193,167      10.11
                                                                                    ---------- ----------

Federal Agency Discount Notes - 1.97%
Freddie Mac  5.40%-5.46% due 9/4-11/10/98                                  121,470      120,899      1.03
Fannie Mae  5.41%-5.45% due 9/8-10/19/98                                    49,800       49,683       .42
Federal Home Loan Banks  5.40%-5.42% due 9/2-10/2/98                        61,600       61,548       .52
                                                                                    ---------- ----------
                                                                                        232,130       1.97
                                                                                    ---------- ----------

TOTAL SHORT-TERM SECURITIES (cost: $1,425,306,000)                                    1,425,297     12.08
                                                                                    ---------- ----------
TOTAL INVESTMENT SECURITIES (cost: $9,446,513,000)                                   11,813,385    100.12
                                                                                    ---------- ----------
Excess of payables over cash and receivables                                             14,941       .12
                                                                                    ---------- ----------
NET ASSETS                                                                         $11,798,444     100.00%
                                                                                    ==========    =======

(1) Non-income-producing securities.
(2) The fund owns 5.26% and 5.02% of the outstanding voting securities of Microchip
Tech and King World Productions, repectively, which represent investments in an affiliate as defined in the Investment Company Act of 1940.
(3) Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional investors.

See Notes to Financial Statements
ADR =  American Depositary Receipt




Equity securities
 appearing in the portfolio
 since February 28, 1998
-----------------------------

Allied Waste Industries
American Disposal Services
American Tower Systems
APAC TeleServices
Applied Materials
Baker Hughes
Boston Scientific
Cablevision Systems
Catellus Development
Chancellor Media
CliniChem Development
Crown Castle International
CSC Holdings
First Data
Gateway 2000
Household International
Immunex
International Flavors & Fragrances
Keebler Foods
Level One Communications
Liz Claiborne
MGIC Investment Corp.
Microsoft
Paging Network
Perkin-Elmer
PMC-Sierra
Pogo Producing
SCI Systems
Sealed Air
Security Capital Group
Security Dynamics Technologies
Universal Health Services
USWeb
Waters
Wells Fargo
Ziff-Davis

-------------------------------
Equity securities
 eliminated from the portfolio
 since February 28, 1998
-------------------------------
Acclaim Entertainment
Aetna
BJ Services
Camco International
Corrections Corp. of America
Digital Equipment
Digital Microwave
Electronic Arts
Everest Reinsurance Holdings
Freddie Mac
KLA-Tencor
KN Energy
LCI International
Manpower
Mattel
Netscape Communications
Outback Steakhouse
Overseas Shipping
Payless ShoeSource
Potash Corp. of Saskatchewan
Quorum Health Group
R&B Falcon
Remedy
Sun Microsystems
Sybase
Tech Data
Telefonos de Mexico
United States Surgical
Western Atlas
Western Digital.


The Growth Fund of America
Financial Statements
----------------------------------------------   ----------     ----------
Statement of Assets and Liabilities                            (dollars in
at August 31, 1998                                              thousands)
----------------------------------------------   ----------     ----------
Assets:
Investment securities at market
 (cost: $9,446,513)                                            $11,813,385
Cash                                                                   281
Receivables for-
 Sales of investments                               $35,235
 Sales of fund's shares                              17,187
 Dividends and interest                               8,905         61,327
                                                 ----------     ----------
                                                                11,874,993
Liabilities:
Payables for-
 Purchases of investments                            35,373
 Repurchases of fund's shares                        29,575
 Management services                                  4,009
 Other expenses                                       7,592         76,549
                                                 ----------     ----------
Net Assets at August 31, 1998-
 Equivalent to $17.95 per share on
 657,372,110 shares of $0.10 par value
 capital stock outstanding (authorized
 capital stock--800,000,000 shares)                            $11,798,444
                                                            ================

----------------------------------------------   ----------     ----------

Statement of Operations                                        (dollars in
for the year ended August 31, 1998                              thousands)
----------------------------------------------   ----------     ----------
Investment Income:
Income:
 Dividends                                       $   61,020
 Interest                                            90,685      $ 151,705

Expenses:
 Management services fee                             45,511
 Distribution expenses                               31,284
 Transfer agent fee                                  10,116
 Reports to shareholders                                355
 Registration statement and prospectus                  530
 Postage, stationery and supplies                     1,980
 Directors' fees                                        137
 Auditing and legal fees                                 55
 Custodian fee                                          236
 Other expenses                                         113         90,317
                                                 ----------     ----------
 Net investment income                                              61,388
                                                                ----------
Realized Gain and Unrealized
 Appreciation (Depreciation) on Investments:
Net realized gain                                                1,530,218
Net increase in unrealized appreciation:
 on investments
 Beginning of period                              4,007,264
 End of period                                    2,366,879     (1,640,385)
                                                 ----------     ----------
 Net realized gain and unrealized depreciation
  on investments                                                  (110,167)
                                                                ----------
Net Decrease in Net Assets Resulting
 from Operations                                                  ($48,779)
                                                                ==========
See Notes to Financial Statements


                                                               (dollars in
                                                                thousands)
----------------------------------------------   ----------     ----------
                                                 Year ended     Year ended
Statement of Changes in Net Assets            August 31, 199August 31, 1997
----------------------------------------------   ----------     ----------
Operations:
Net investment income                         $      61,388   $     73,625
Net realized gain on investments                  1,530,218      1,086,444
Net increase (decrease) in unrealized appreciation
 on investments                                  (1,640,385)     2,094,086
                                                 ----------     ----------
 Net increase (decrease) in net assets
  resulting from operations                         (48,779)     3,254,155
                                                 ----------     ----------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                (75,837)       (60,737)
Distributions from net realized gain on
 investments                                     (1,201,719)      (474,852)
                                                 ----------     ----------
 Total dividends and distributions               (1,277,556)      (535,589)
                                                 ----------     ----------

Capital Share Transactions:
Proceeds from shares sold: 109,029,348
 and 96,996,524 shares, respectively              2,241,289      2,011,945
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments:  66,729,473 and 30,970,137 shares,
 respectively                                     1,225,124        515,288
Cost of shares repurchased: 96,539,758
 and 102,494,003 shares, respectively            (1,987,987)    (2,110,158)
                                                 ----------     ----------

 Net increase in net assets resulting from
  capital share transactions                      1,478,426        417,075
                                                 ----------     ----------

Total Increase in Net Assets                        152,091      3,135,641

Net Assets:
Beginning of year                                11,646,353      8,510,712
                                                 ----------     ----------
End of year (including undistributed
 net investment income: $37,030
 and $51,497, respectively)                    $ 11,798,444    $11,646,353
                                                 ==========     ==========



See Notes to Financial Statements

1. The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Assets or liabilities initially expressed in terms of Non-U.S. currencies are translated (prior to the next determination of the net asset value of the fund's shares) into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in Non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of August 31, 1998 net unrealized appreciation on investments for book and federal income tax purposes aggregated $2,366,871,000, of which $3,643,171,000 related to appreciated securities and $1,276,300,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 1998. Net losses related to non-U.S. currency transactions of $36,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $9,446,513,000 at August 31, 1998.

3. The fee of $45,511,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $1 billion of average net assets; 0.40% of such assets in excess of $1 billion but not exceeding $2 billion; 0.37% of such assets in excess of $2.0 billion but not exceeding $3.0 billion; 0.35% of such assets in excess of $3.0 billion but not exceeding $5.0 billion; 0.335% of such assets in excess of $5.0 billion but not exceeding $8.0 billion; 0.325% of such assets in excess of $8.0 billion but not exceeding $13.0 billion; 0.30% of such assets in excess of $13.0 billion but not exceeding $21.0 billion; and 0.29% of such assets in excess of $21.0 billion. The Board of Directors has approved an amended Investment Advisory and Service Agreement, which provides for reduced fees for the fund for average net assets in excess of $5.0 billion effective November 1, 1997, at the following annual rates: 0.33% of such assets in excess of $5.0 billion but not exceeding $8.0 billion; 0.315% of such assets in excess of $8.0 billion but not exceeding $13.0 billion; 0.30% of such assets in excess of $13.0 billion but not exceeding $21.0 billion; and 0.29% of such assets in excess of $21.0 billion. Beginning September 1, 1997, CRMC has voluntarily agreed to waive its management fees in excess of those provided by the amended agreement.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1998, distribution expenses under the Plan were $31,284,000. As of August 31, 1998, accrued and unpaid distribution expenses were $7,048,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $10,116,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $6,615,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1998, aggregate amounts deferred and earnings thereon were $403,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1998, accumulated undistributed net realized gain on investments was $1,312,314,000 and additional paid-in capital was $8,016,466,000.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $4,937,026,000 and $4,391,342,000, respectively, during the year ended August 31, 1998.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $236,000 includes $70,000 that was paid by these credits rather than in cash.

     Net realized currency losses on dividends, on a book basis, were $36,000 for the year ended August 31, 1998.


Per-Share Data and Ratios/1/
                                                               Year    ended  August       31

                                                      1998      1997    1996    1995    1994      1993
                                                   -------  -------  ------- ------- -------  -------
Net Asset Value, Beginning of Period                $20.14   $15.39   $16.55  $13.81  $13.58   $11.02
                                                   -------  -------  ------- ------- -------  -------
 Income from Investment Operations:
  Net investment income                                .10      .13      .13     .13     .07      .07
  Net realized and unrealized gain (loss)
   on investments                                     (.10)    5.59     (.01)   3.21     .71     2.63
                                                   -------  -------  ------- ------- -------  -------
   Total income from
 investment operations                                 .00     5.72      .12    3.34     .78     2.70
                                                   -------  -------  ------- ------- -------  -------
 Less Distributions:
  Dividends from net investment income                (.13)    (.11)    (.14)   (.08)   (.06)    (.09)
  Distributions from net realized gains              (2.06)    (.86)   (1.14)   (.52)   (.49)    (.05)
                                                   -------  -------  ------- ------- -------  -------
   Total distributions                               (2.19)    (.97)   (1.28)   (.60)   (.55)    (.14)
                                                   -------  -------  ------- ------- -------  -------
Net Asset Value, End of Period                      $17.95   $20.14   $15.39  $16.55  $13.81   $13.58
                                                   =======  =======  ======= ======= ======= ========

Total Return/2/                                       (.24)   38.54%     .90%  25.56%   5.98%   24.64%


Ratios/Supplemental Data:
  Net assets, end of period (in millions)          $11,798  $11,646   $8,511  $7,525  $5,427   $5,018
  Ratio of expenses to average net
 assets                                                .70%     .72%     .74%    .75%   .78%      .77%
  Ratio of net income to average net
 assets                                                .48%     .73%     .82%    .90%   .49%      .56%
  Portfolio turnover rate                           38.84%   34.10%   27.95%  26.90%  24.77%   25.23%


/1/ Adjusted to reflect the 100% share dividend effective at the close of business on December 12, 1996.

/2/ Excludes maximum sales charge of 5.75%.

/3/ Brokerage commissions paid on
 portfolio transactions increase
 the cost of securities purchased
 or reduce the proceeds of securities
 sold and are not separately reflected in the fund's statement of operations.
 Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded.

Independent Auditors' Report

To the Board of Directors and Shareholders of The Growth Fund of America, Inc.:

 We have audited the accompanying statement of assets and liabilities of The Growth Fund of America, Inc., including the investment portfolio, as of August 31,1998,and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
September 30, 1998


1998 Tax Information (Unaudited)

 We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


       Dividends and Distributions per Share

To                 Payment Date       From Net        From Net       From Net
Shareholders                          Investment      Realized       Realized
of Record                             Income          Short-Term     Long-Term
                                                      Gains          Gains*

December 17,       December 18,       $0.13           .472           1.588
1997               1997



*INCLUDES $0.921 LONG-TERM CAPITAL GAINS TAXED AT A MAXIMUM RATE OF 28%. Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 6% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099 DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1998 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.